                                                                     EXHIBIT 4.3


                             CERTIFICATE OF TRUST
                                      OF
                          ABC BANCORP CAPITAL TRUST I


     THIS CERTIFICATE OF TRUST OF ABC BANCORP CAPITAL TRUST I (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

     1. NAME. The name of the business trust formed hereby is ABC Bancorp Capital Trust I.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective on the date of filing.

     IN WITNESS WHEREOF, each of the undersigned, being a trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811 of the Act.

                                        WILMINGTON TRUST COMPANY, as Trustee

                                        By: /s/ Kathleen A. Pedelini
                                           -------------------------------------
                                        Name: Kathleen A. Pedelini
                                             -----------------------------------
                                        Title: Administrative Account Manager
                                              ----------------------------------


                                        /s/ Kenneth J. Hunnicutt
                                        ----------------------------------------
                                        KENNETH J. HUNNICUTT, as Trustee


                                        /s/ Mark D. Thomas
                                        ----------------------------------------
                                        MARK D. THOMAS, as Trustee


                                        /s/ W. Edwin Lane, Jr.
                                        ----------------------------------------
                                        W. EDWIN LANE, JR., as Trustee